Exhibit 99(b)

BALANCE SHEETS
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                   Period Ended
                                                ---------------------------------------------------
                                                 September 30,     December 31,       September 30,
                                                    2008              2007               2007
                                                --------------    --------------     -------------
                                                 (Unaudited)                          (Unaudited)
 ASSETS
 Cash and due from banks                            $ 669,914         $ 717,259         $ 565,747
 Trading securities                                    92,588            45,724            25,000
 Funds sold and resell agreements                     105,594           173,154           118,768
 Securities:
   Available for sale                               6,279,530         5,650,540         5,544,234
   Investment                                         243,617           247,949           250,873
   Mortgage trading securities                        198,201           154,701           127,222
                                                --------------    --------------     -------------
 Total securities                                   6,721,348         6,053,190         5,922,329
 Residential mortgage loans held for sale             113,121            76,677            73,488
 Loans:
   Commercial                                       7,273,802         6,737,505         6,510,361
   Commercial real estate                           2,713,992         2,750,472         2,785,035
   Residential mortgage                             1,669,953         1,531,296         1,497,568
   Consumer                                         1,022,223           921,297           884,712
                                                 --------------    --------------     -------------
   Total loans                                     12,679,970        11,940,570        11,677,676
 Less reserve for loan losses                        (186,516)         (126,677)         (121,932)
                                                --------------    --------------     -------------
   Loans, net of reserve                           12,493,454        11,813,893        11,555,744
 Premises and equipment, net                          267,749           258,786           254,953
 Accrued revenue receivable                           118,096           128,350           129,849
 Intangible assets, net                               363,177           368,353           375,113
 Mortgage servicing rights, net                        68,680            70,009            71,927
 Real estate and other repossessed assets              28,088             9,475            10,627
 Bankers' acceptances                                  23,933             1,780            20,353
 Derivative contracts                                 572,391           502,446           301,311
 Cash surrender value of bank-owned life insurance    234,293           229,540           226,853
 Receivable on unsettled securities trades            169,494            19,964             7,473
 Other assets                                         335,882           199,101           187,670
                                                 --------------    --------------     -------------
 TOTAL ASSETS                                    $ 22,377,802      $ 20,667,701      $ 19,847,205
                                                ==============    ==============     =============

 LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits:
   Demand                                         $ 3,005,163       $ 2,768,769       $ 2,357,149
   Interest-bearing transaction                     6,606,622         6,203,516         5,641,320
   Savings                                            156,847           156,368           164,306
   Time                                             4,817,551         4,330,638         4,820,303
                                                --------------    --------------     -------------
 Total deposits                                    14,586,183        13,459,291        12,983,078
 Funds purchased and
   repurchase agreements                            3,667,225         3,225,131         3,175,802
 Other borrowings                                   1,077,450         1,027,564           908,711
 Subordinated debentures                              398,372           398,273           398,240
 Accrued interest, taxes, and expense                 120,280           124,029           118,275
 Bankers' acceptances                                  23,933             1,780            20,353
 Derivative contracts                                 377,973           341,677           236,882
 Other liabilities                                    185,883           154,572           137,301
                                                --------------    --------------     -------------
 TOTAL LIABILITIES                                 20,437,299        18,732,317        17,978,642
 Shareholders' equity:
   Capital, surplus and retained earnings           2,046,752         1,966,618         1,920,545
   Accumulated other comprehensive loss              (106,249)          (31,234)          (51,982)
                                                --------------    --------------     -------------
 TOTAL SHAREHOLDERS' EQUITY                         1,940,503         1,935,384         1,868,563
                                                --------------    --------------     -------------
 TOTAL LIABILITIES AND
   SHAREHOLDERS' EQUITY                          $ 22,377,802      $ 20,667,701      $ 19,847,205
                                                ==============    ==============     =============


 AVERAGE BALANCE SHEETS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                               Quarter Ended
                                             -------------------------------------------------------------------------------------
                                              September 30,       June 30,          March 31,      December 31,      September 30,
                                                 2008              2008               2008            2007              2007
                                             --------------    --------------     -------------   --------------    --------------
ASSETS
Trading securities                                $ 66,419          $ 74,058          $ 74,957         $ 29,303          $ 24,413
Funds sold and resell agreements                    79,862            72,444            80,735           86,948           101,281
Securities:
  Available for sale                             5,945,220         5,880,844         5,438,655        5,574,417         5,183,056
  Investment                                       239,655           249,723           248,974          249,350           246,273
  Mortgage trading securities                      126,837           155,612           201,199          138,306           137,863
                                             --------------    --------------     -------------   --------------    --------------
Total securities                                 6,311,712         6,286,179         5,888,828        5,962,073         5,567,192
Residential mortgage loans held for sale           116,533           105,925            84,291           75,082            93,042
Loans:
  Commercial                                     7,228,814         6,976,292         6,841,006        6,619,760         6,487,139
  Commercial real estate                         2,696,503         2,802,292         2,784,640        2,702,449         2,775,184
  Residential mortgage                           1,655,710         1,606,518         1,510,238        1,504,594         1,472,537
  Consumer                                       1,015,796         1,035,985           961,104          904,358           881,736
                                             --------------    --------------     -------------   --------------    --------------
Total loans                                     12,596,823        12,421,087        12,096,988       11,731,161        11,616,596
Less allowance for loan losses                    (182,844)         (145,524)         (131,709)        (125,996)         (123,059)
                                             --------------    --------------     -------------   --------------    --------------
Total loans, net                                12,413,979        12,275,563        11,965,279       11,605,165        11,493,537
                                             --------------    --------------     -------------   --------------    --------------
Total earning assets                            18,988,504        18,814,168        18,094,090       17,758,570        17,279,465
Cash and due from banks                            499,992           524,922           543,232          546,704           529,282
Cash surrender value of bank-owned life insurance  232,465           229,731           230,283          227,810           225,206
Derivative contracts                               900,777           896,569           513,696          387,876           255,673
Other assets                                     1,199,425         1,142,910         1,115,752        1,061,655         1,046,749
                                             --------------    --------------     -------------   --------------    --------------
TOTAL ASSETS                                  $ 21,821,163      $ 21,608,300      $ 20,497,053     $ 19,982,615      $ 19,336,375
                                             ==============    ==============     =============   ==============    ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
  Demand                                       $ 2,739,209       $ 2,634,038       $ 2,443,201      $ 2,448,011       $ 2,390,293
  Interest-bearing transaction                   6,565,935         6,420,291         6,267,021        5,861,544         5,593,043
  Savings                                          159,856           159,798           156,953          160,170           200,362
  Time                                           4,792,366         4,076,167         4,225,141        4,544,802         4,798,812
                                             --------------    --------------     -------------   --------------    --------------
Total deposits                                  14,257,366        13,290,294        13,092,316       13,014,527        12,982,510
Funds purchased and
  repurchase agreements                          3,061,186         3,126,110         3,061,783        3,158,153         2,603,372
Other borrowings                                 1,390,233         2,267,076         1,340,846          936,353           880,894
Subordinated debentures                            398,361           398,336           398,241          398,109           471,458
Derivative contracts                               509,057           239,211           297,660          276,992           198,438
Other liabilities                                  278,363           302,482           321,061          303,582           378,723
                                             --------------    --------------     -------------   --------------    --------------
TOTAL LIABILITIES                               19,894,566        19,623,509        18,511,907       18,087,716        17,515,395
Shareholders' equity                             1,926,597         1,984,791         1,985,146        1,894,899         1,820,980
                                             --------------    --------------     -------------   --------------    --------------
TOTAL LIABILITIES AND
    SHAREHOLDERS' EQUITY                      $ 21,821,163      $ 21,608,300      $ 20,497,053     $ 19,982,615      $ 19,336,375
                                             ==============    ==============     =============   ==============    ==============

 STATEMENTS OF EARNINGS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except per share data)

                                                         Quarter Ended                     Nine Months Ended
                                                --------------------------------     ------------------------------
                                                         September 30,                       September 30,
                                                --------------------------------     ------------------------------
                                                    2008              2007               2008            2007
                                                --------------    --------------     -------------   --------------
 Interest revenue                                   $ 263,358         $ 300,380         $ 799,485        $ 863,641
 Interest expense                                      99,010           160,935           329,070          460,445
                                                --------------    --------------     -------------   --------------
 Net interest revenue                                 164,348           139,445           470,415          403,196
 Provision for credit losses                           52,711             7,201           129,592           21,521
                                                --------------    --------------     -------------   --------------
 Net interest revenue after
   provision for credit losses                        111,637           132,244           340,823          381,675

 Other operating revenue
   Brokerage and trading revenue                       30,846            15,541            19,297           42,140
   Transaction card revenue                            25,632            23,812            74,976           66,913
   Trust fees and commissions                          20,100            19,633            61,836           58,086
   Deposit service charges and fees                    30,404            27,885            88,289           79,280
   Mortgage banking revenue                             6,230             5,809            20,645           15,363
   Bank-owned life insurance                            2,829             2,520             7,999            7,444
   Margin asset fees                                    1,934             1,061             8,361            2,788
   Other revenue                                        8,691             7,456            22,730           20,254
                                               --------------    --------------     -------------   --------------
  Total fees and commissions                          126,666           103,717           304,133          292,268
   Gain (loss) on asset sales                            (839)               42              (658)             388
   Gain (loss) on securities, net                       2,103             4,748             1,481           (2,077)
   Gain (loss) on derivatives, net                      4,366               865             3,518              753
                                                --------------    --------------     -------------   --------------
   Total other operating revenue                      132,296           109,372           308,474          291,332

 Other operating expense
   Personnel                                           87,549            85,811           265,252          244,193
   Business promotion                                   5,837             5,399            16,253           15,360
   Professional fees and services                       6,501             5,749            19,122           16,586
   Net occupancy and equipment                         15,570            14,752            45,731           41,818
   Insurance                                            2,436               759             8,772            2,174
   Data processing and communications                  19,911            18,271            58,327           53,647
   Printing, postage and supplies                       4,035             4,201            12,610           12,349
   Net (gains) losses and operating expenses
     of repossessed assets                               (136)              172                13              571
   Amortization of intangible assets                    1,884             2,397             5,694            4,976
   Mortgage banking costs                               5,811             3,877            17,545            8,932
   Change in fair value of mortgage servicing rights    5,554             3,446             8,083             (451)
   Visa retrospective responsibility obligation         1,700                 -            (1,067)               -
   Other expense                                        7,638             6,184            20,627           17,105
                                                --------------    --------------     -------------   --------------
 Total other operating expense                        164,290           151,018           476,962          417,260

 Income before taxes                                   79,643            90,598           172,335          255,747
 Federal and state income taxes                        22,958            30,750            54,546           89,243
                                                --------------    --------------     -------------   --------------

 Net income                                          $ 56,685          $ 59,848         $ 117,789        $ 166,504
                                                ==============    ==============     =============   ==============

 Average shares outstanding:
    Basic                                          67,263,317        67,078,378        67,252,296       67,092,549
    Diluted                                        67,471,376        67,537,643        67,564,159       67,571,900

 Net income (loss) per share:
   Basic                                               $ 0.84            $ 0.89            $ 1.75           $ 2.48
                                                ==============    ==============     =============   ==============
   Diluted                                             $ 0.84            $ 0.89            $ 1.74           $ 2.46
                                                ==============    ==============     =============   ==============


 FINANCIAL HIGHLIGHTS - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands, except ratio and share data)

                                                                                  Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                 September 30,       June 30,          March 31,     December 31,     September 30,
                                                    2008              2008               2008           2007             2007
                                                --------------    --------------     -------------  --------------   --------------
 Capital:
   Period-end shareholders' equity                $ 1,940,503       $ 1,942,376       $ 1,992,570     $ 1,935,384      $ 1,868,563
   Risk-based capital ratios:
     Tier 1                                             9.25%             8.69%             9.35%           9.38%            9.30%
     Total capital                                     12.55%            11.69%            12.44%          12.54%           12.53%
   Leverage ratio                                       7.94%             7.83%             8.23%           8.20%            8.17%
   Period-end tangible capital ratio                    7.16%             7.15%             7.83%           7.72%            7.67%

 Common stock:
   Book value per share                               $ 28.78           $ 28.78           $ 29.57         $ 28.75          $ 27.86

   Market value per share:
        High                                          $ 53.94           $ 60.74           $ 55.23         $ 55.43          $ 54.20
        Low                                           $ 38.61           $ 49.11           $ 46.82         $ 51.44          $ 47.37

   Cash dividends paid                               $ 15,170          $ 15,180          $ 13,484        $ 13,438         $ 13,445
   Dividend payout ratio                               26.76%         (1307.49%)           21.66%          26.27%           22.47%
   Shares outstanding, net                         67,433,837        67,488,388        67,383,318      67,306,380       67,062,517
   Stock buy-back program:
       Shares repurchased                              75,000                 -            91,114          33,583          261,916
       Amount                                     $ 3,337,000               $ -       $ 4,655,477     $ 1,770,368     $ 13,359,753
                                                --------------    ----------------   -------------  --------------   --------------
       Average price per share                        $ 44.49      $          -           $ 51.10         $ 52.72          $ 51.01
                                                ==============    ==============     =============  ==============   ==============

 Performance ratios (quarter annualized):
  Return on average assets                              1.03%            (0.02%)            1.22%           1.02%            1.23%
  Return on average equity                             11.70%            (0.24%)           12.62%          10.71%           13.04%
  Net interest margin                                   3.48%             3.44%             3.31%           3.22%            3.27%
  Efficiency ratio                                     54.19%            70.56%            57.60%          60.04%           60.08%

 Other data:
     Gain (loss) on economic hedge of mortgage
         servicing rights                              $1,186          $ (5,518)            $ 191         $ 1,288          $ 3,654
     Trust assets                                $ 33,242,296      $ 34,433,874      $ 35,524,730    $ 36,288,592     $ 34,875,758
     Mortgage servicing portfolio                 $ 5,167,584       $ 5,075,285       $ 4,967,384     $ 4,893,011      $ 4,824,420
     Mortgage loan fundings during the quarter      $ 258,171         $ 288,937         $ 256,617       $ 239,620        $ 246,097
     Mortgage loan refinances to total fundings        25.14%            36.76%            51.19%          35.49%           26.51%
     Tax equivalent adjustment                        $ 1,927           $ 2,084           $ 2,154         $ 2,502          $ 2,464


 QUARTERLY EARNINGS TRENDS - UNAUDITED BOK FINANCIAL CORPORATION
(In thousands, except ratio and per share data)

                                                                                 Quarter Ended
                                              ------------------------------------------------------------------------------------
                                               September 30,       June 30,          March 31,      December 31,     September 30,
                                                  2008              2008               2008            2007             2007
                                              --------------    --------------     -------------   --------------   --------------
 Interest revenue                                 $ 263,358         $ 260,086         $ 276,041        $ 297,096        $ 300,380
 Interest expense                                    99,010           101,147           128,913          155,807          160,935
                                              --------------    --------------     -------------   --------------   --------------
 Net interest revenue                               164,348           158,939           147,128          141,289          139,445
 Provision for credit losses                         52,711            59,310            17,571           13,200            7,201
                                              --------------    --------------     -------------   --------------   --------------
 Net interest revenue after
   provision for credit losses                      111,637            99,629           129,557          128,089          132,244

 Other operating revenue
   Brokerage and trading revenue                     30,846           (35,462)           23,913           20,402           15,541
   Transaction card revenue                          25,632            25,786            23,558           23,512           23,812
   Trust fees and commissions                        20,100            20,940            20,796           20,145           19,633
   Deposit service charges and fees                  30,404            30,199            27,686           29,938           27,885
   Mortgage banking revenue                           6,230             7,198             7,217            6,912            5,809
   Bank-owned life insurance                          2,829             2,658             2,512            2,614            2,520
   Margin asset fees                                  1,934             4,460             1,967            2,012            1,061
   Other revenue                                      8,691             7,824             6,215            7,819            7,456
                                              --------------    --------------     -------------   --------------   --------------
  Total fees and commissions                        126,666            63,603           113,864          113,354          103,717
   Gain (loss) on asset sales                          (839)              216               (35)          (1,316)              42
   Gain (loss) on securities, net                     2,103            (5,242)            4,620           (6,251)           4,748
   Gain (loss) on derivatives, net                    4,366            (2,961)            2,113            1,529              865
                                              --------------    --------------     -------------   --------------   --------------
   Total other operating revenue                    132,296            55,616           120,562          107,316          109,372

 Other operating expense
   Personnel                                         87,549            89,597            88,106           84,512           85,811
   Business promotion                                 5,837             5,777             4,639            6,528            5,399
   Professional fees and services                     6,501             6,973             5,648            6,209            5,749
   Net occupancy and equipment                       15,570            15,100            15,061           15,466           14,752
   Insurance                                          2,436             2,626             3,710              843              759
   Data processing and communications                19,911            19,523            18,893           19,086           18,271
   Printing, postage and supplies                     4,035             4,156             4,419            4,221            4,201
   Net (gains) losses and operating expense
     of repossessed assets                             (136)             (229)              378              120              172
   Amortization of intangible assets                  1,884             1,885             1,925            2,382            2,397
   Mortgage banking costs                             5,811             6,054             5,681            4,225            3,877
   Change in fair value of mortgage servicing rights  5,554               767             1,762            3,344            3,446
   Visa retrospective responsibility obligation       1,700                 -            (2,767)           2,767                -
   Other expense                                      7,638             7,039             5,949            8,024            6,184
                                              --------------    --------------     -------------   --------------   --------------
 Total other operating expense                      164,290           159,268           153,404          157,727          151,018

 Income before taxes                                 79,643            (4,023)           96,715           77,678           90,598
 Federal and state income taxes                      22,958            (2,862)           34,450           26,518           30,750
                                              --------------    --------------     -------------   --------------   --------------

 Net income                                        $ 56,685          $ (1,161)         $ 62,265         $ 51,160         $ 59,848
                                              ==============    ==============     =============   ==============   ==============

 Average shares outstanding:
    Basic                                        67,263,317        67,452,181        67,202,128       67,051,499       67,078,378
    Diluted                                      67,471,376        67,452,181        67,549,960       67,482,798       67,537,643

 Net income (loss) per share:
   Basic                                             $ 0.84          $ (0.02)            $ 0.93           $ 0.76           $ 0.89
   Diluted                                           $ 0.84          $ (0.02)            $ 0.92           $ 0.76           $ 0.89

 LOANS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                                 Quarter Ended
                                             -------------------------------------------------------------------------------------
                                              September 30,       June 30,          March 31,      December 31,      September 30,
                                                 2008              2008               2008            2007              2007
                                             --------------    --------------     -------------   --------------    --------------
Oklahoma:
    Commercial                                 $ 3,368,823       $ 3,228,179       $ 3,248,424      $ 3,219,176       $ 3,113,412
    Commercial real estate                         827,357           875,546           940,686          890,703           875,135
    Residential mortgage                         1,134,066         1,099,277         1,080,882        1,080,483         1,058,142
    Consumer                                       580,211           601,184           586,695          576,070           562,631
                                             --------------    --------------     -------------   --------------    --------------
        Total Oklahoma                           5,910,457         5,804,186         5,856,687        5,766,432         5,609,320

Texas:
    Commercial                                   2,205,169         2,166,925         2,124,192        1,985,645         1,941,731
    Commercial real estate                         853,653           889,364           838,781          846,303           913,910
    Residential mortgage                           307,655           299,996           262,305          275,533           266,850
    Consumer                                       214,133           204,081           168,949          142,958           133,391
                                             --------------    --------------     -------------   --------------    --------------
        Total Texas                              3,580,610         3,560,366         3,394,227        3,250,439         3,255,882

New Mexico:
    Commercial                                     442,644           451,225           472,543          473,262           446,573
    Commercial real estate                         281,061           271,177           258,731          252,884           256,994
    Residential mortgage                            95,165            89,469            85,834           84,336            83,274
    Consumer                                        18,296            16,977            14,977           16,105            15,769
                                             --------------    --------------     -------------   --------------    --------------
        Total New Mexico                           837,166           828,848           832,085          826,587           802,610

Arkansas:
    Commercial                                     104,630            96,775           100,489          106,328           117,993
    Commercial real estate                         127,925           124,049           130,956          124,317           107,588
    Residential mortgage                            16,941            19,527            16,621           16,393            18,411
    Consumer                                       183,543           197,979           180,551          163,626           148,404
                                             --------------    --------------     -------------   --------------    --------------
        Total Arkansas                             433,039           438,330           428,617          410,664           392,396

Colorado:
    Commercial                                     598,519           489,844           486,525          490,373           491,204
    Commercial real estate                         266,739           276,062           261,099          252,537           247,802
    Residential mortgage                            49,676            38,517            31,011           26,556            26,322
    Consumer                                        18,328            16,367            17,552           16,457            18,623
                                             --------------    --------------     -------------   --------------    --------------
        Total Colorado                             933,262           820,790           796,187          785,923           783,951

Arizona:
    Commercial                                     213,861           207,173           174,360          157,341           147,103
    Commercial real estate                         326,615           351,058           361,567          342,673           349,840
    Residential mortgage                            58,800            53,321            50,719           46,269            43,510
    Consumer                                         5,551             5,315             6,815            5,522             5,491
                                             --------------    --------------     -------------   --------------    --------------
        Total Arizona                              604,827           616,867           593,461          551,805           545,944

Kansas:
    Commercial                                     340,156           398,452           350,325          305,380           252,345
    Commercial real estate                          30,642            40,241            40,104           41,055            33,766
    Residential mortgage                             7,650             7,490             2,397            1,726             1,059
    Consumer                                         2,161             2,468             1,665              559               403
                                             --------------    --------------     -------------   --------------    --------------
        Total Kansas                               380,609           448,651           394,491          348,720           287,573

                                             --------------    --------------     -------------   --------------    --------------
TOTAL BOK FINANCIAL                           $ 12,679,970      $ 12,518,038       $ 12,295,755    $ 11,940,570      $ 11,677,676
                                             ==============    ==============     =============   ==============    ==============

 DEPOSITS BY PRINCIPAL MARKET AREA - UNAUDITED
 BOK FINANCIAL CORPORATION
 (In thousands)

                                                                             Quarter Ended
                                             -------------------------------------------------------------------------------------
                                              September 30,       June 30,          March 31,      December 31,      September 30,
                                                 2008              2008               2008            2007              2007
                                             --------------    --------------     -------------   --------------    --------------
Oklahoma:
    Demand                                     $ 1,681,325       $ 1,455,997       $ 1,464,258      $ 1,394,861       $ 1,155,820
    Interest-bearing:
       Transaction                               4,151,430         3,997,136         3,659,002        3,477,208         3,035,205
       Savings                                      86,900            90,100            88,141           80,467            83,139
       Time                                      3,036,297         2,672,401         2,230,110        2,426,822         2,725,992
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                       7,274,627         6,759,637         5,977,253        5,984,497         5,844,336
                                             --------------    --------------     -------------   --------------    --------------
Total Oklahoma                                   8,955,952         8,215,634         7,441,511        7,379,358         7,000,156
                                             --------------    --------------     -------------   --------------    --------------

Texas:
    Demand                                         956,846         1,046,651           940,141        1,035,134           863,107
    Interest-bearing:
       Transaction                               1,543,974         1,713,131         1,708,424        1,753,843         1,713,347
       Savings                                      32,400            33,207            32,191           34,618            35,310
       Time                                        794,911           723,146           759,892          800,460           893,018
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                       2,371,285         2,469,484         2,500,507        2,588,921         2,641,675
                                             --------------    --------------     -------------   --------------    --------------
Total Texas                                      3,328,131         3,516,135         3,440,648        3,624,055         3,504,782
                                             --------------    --------------     -------------   --------------    --------------

New Mexico:
    Demand                                         176,477           168,621           169,449          151,231           170,175
    Interest-bearing:
       Transaction                                 376,941           417,607           425,976          432,919           418,883
       Savings                                      16,316            16,432            16,141           15,146            16,437
       Time                                        475,560           445,505           455,861          486,868           512,497
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                         868,817           879,544           897,978          934,933           947,817
                                             --------------    --------------     -------------   --------------    --------------
Total New Mexico                                 1,045,294         1,048,165         1,067,427        1,086,164         1,117,992
                                             --------------    --------------     -------------   --------------    --------------

Arkansas:
    Demand                                          23,565            21,142            20,493           13,247            14,492
    Interest-bearing:
       Transaction                                  19,146            24,524            22,091           19,027            18,134
       Savings                                         865               895               945              883               993
       Time                                         47,684            39,305            39,803           40,692            43,401
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                          67,695            64,724            62,839           60,602            62,528
                                             --------------    --------------     -------------   --------------    --------------
Total Arkansas                                      91,260            85,866            83,332           73,849            77,020
                                             --------------    --------------     -------------   --------------    --------------

Colorado:
    Demand                                         115,677           109,697            99,584          117,939            98,914
    Interest-bearing:
       Transaction                                 440,888           507,260           529,771          446,427           375,468
       Savings                                      19,300            20,245            22,233           23,806            27,143
       Time                                        428,872           423,014           455,262          539,523           608,962
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                         889,060           950,519         1,007,266        1,009,756         1,011,573
                                             --------------    --------------     -------------   --------------    --------------
Total Colorado                                   1,004,737         1,060,216         1,106,850        1,127,695         1,110,487
                                             --------------    --------------     -------------   --------------    --------------

Arizona:
    Demand                                          45,725            49,895            46,508           46,701            46,339
    Interest-bearing:
       Transaction                                  64,463            73,034            84,648           65,788            77,567
       Savings                                       1,033             1,233               878            1,435             1,269
       Time                                         14,433             6,364             8,395           11,603            13,314
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                          79,929            80,631            93,921           78,826            92,150
                                             --------------    --------------     -------------   --------------    --------------
Total Arizona                                      125,654           130,526           140,429          125,527           138,489
                                             --------------    --------------     -------------   --------------    --------------

Kansas:
    Demand                                           5,548             7,157             6,580            9,656             8,302
    Interest-bearing:
       Transaction                                   9,780            10,342             8,754            8,304             2,716
       Savings                                          33                26                92               13                15
       Time                                         19,794            51,649            33,837           24,670            23,119
                                             --------------    --------------     -------------   --------------    --------------
    Total interest-bearing                          29,607            62,017            42,683           32,987            25,850
                                             --------------    --------------     -------------   --------------    --------------
Total Kansas                                        35,155            69,174            49,263           42,643            34,152
                                             --------------    --------------     -------------   --------------    --------------

TOTAL BOK FINANCIAL                           $ 14,586,183      $ 14,125,716       $ 13,329,460    $ 13,459,291      $ 12,983,078
                                             ==============    ==============     =============   ==============    ==============

 NET INTEREST MARGIN TREND - UNAUDITED
 BOK FINANCIAL CORPORATION

                                                                                   Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                 September 30,       June 30,          March 31,     December 31,     September 30,
                                                    2008              2008               2008           2007             2007
                                                --------------    --------------     -------------  --------------   --------------
TAX-EQUIVALENT ASSETS YIELDS
Trading securities                                  5.61%             6.88%             7.69%           6.62%            7.46%
Funds sold and resell agreements                    1.44%             1.97%             4.18%           5.95%            6.22%
Securities:
    Taxable                                         5.09%             5.08%             5.11%           4.86%            4.84%
    Tax-exempt                                      6.64%             6.46%             6.38%           7.19%            6.44%
                                                --------------    --------------     -------------  --------------   --------------
Total securities                                    5.15%             5.14%             5.17%           4.99%            4.95%
Total loans                                         5.69%             5.79%             6.59%           7.50%            7.88%
Less Allowance for loan losses                                        -                   -              -                -
                                                --------------    --------------     -------------  --------------   --------------
Total loans, net                                    5.77%             5.86%             6.66%           7.58%            7.96%
                                                --------------    --------------     -------------  --------------   --------------
Total tax-equivalent yield on earning assets        5.55%             5.61%             6.17%           6.70%            6.99%

COST OF INTEREST-BEARING LIABILITIES
Interest-bearing deposits:
  Interest-bearing transaction                      1.72%             1.74%             2.71%           3.34%            3.59%
  Savings                                           0.37%             0.37%             0.61%           0.86%            0.81%
  Time                                              3.39%             3.77%             4.35%           4.68%            4.83%
                                                --------------    --------------     -------------  --------------   --------------
Total interest-bearing deposits                     2.39%             2.50%             3.33%           3.88%            4.10%
Funds purchased and repurchase agreements           1.98%             1.95%             3.11%           4.42%            4.95%
Other borrowings                                    2.56%             2.49%             3.51%           4.92%            5.31%
Subordinated debt                                   5.55%             5.88%             5.45%           5.69%            6.03%
                                                --------------    --------------     -------------  --------------   --------------
Total cost of interest-bearing liabilities          2.41%             2.47%             3.36%           4.10%            4.39%
                                                --------------    --------------     -------------  --------------   --------------
Tax-equivalent net interest revenue spread          3.14%             3.14%             2.81%           2.60%            2.60%
Effect of noninterest-bearing funding sources
   and other                                        0.34%             0.30%             0.50%           0.62%            0.67%
                                                --------------    --------------     -------------  --------------   --------------
Tax-equivalent net interest margin                  3.48%             3.44%             3.31%           3.22%            3.27%
                                                ==============    ==============     =============  ==============   ==============

 CREDIT QUALITY INDICATORS
 BOK FINANCIAL CORPORATION
 (In thousands, except ratios)

                                                                                  Quarter Ended
                                                -----------------------------------------------------------------------------------
                                                 September 30,       June 30,          March 31,     December 31,     September 30,
                                                    2008              2008               2008           2007             2007
                                                --------------    --------------     -------------  --------------   --------------

 Nonperforming assets:
   Nonaccruing loans (B):
       Commercial                                   $ 105,757          $ 69,679          $ 41,966        $ 42,981         $ 21,168
       Commercial real estate                          78,235            60,456            40,399          25,319           11,355
       Residential mortgage                            27,075            17,861            15,960          15,272           11,469
       Consumer                                           758               611               812             718              705
                                                --------------    --------------     -------------  --------------   --------------
   Total nonaccruing loans                          $ 211,825         $ 148,607          $ 99,137        $ 84,290         $ 44,697
   Renegotiated loans (A)                              12,326            11,840            11,850          10,394           10,752
   Real estate and other repossessed assets            28,088            21,025            15,112           9,475           10,627
                                                --------------    --------------     -------------  --------------   --------------
       Total nonperforming assets                   $ 252,239         $ 181,472         $ 126,099       $ 104,159         $ 66,076
                                                ==============    ==============     =============  ==============   ==============

 Nonaccruing loans by principal market (B):
    Oklahoma                                         $ 87,885          $ 57,155          $ 52,211        $ 47,977         $ 24,628
    Texas                                              29,141            20,860             8,157           4,983            4,921
    New Mexico                                         12,293             9,838             7,497          11,118            6,542
    Arkansas                                            3,386             2,924             2,866           1,635              843
    Colorado                                           20,980            23,812             8,101           9,222            5,688
    Arizona                                            54,832            33,482            18,811           9,355            2,075
    Kansas                                              3,308               536             1,494               -                -
                                                --------------    --------------     -------------  --------------   --------------
       Total nonaccruing loans                      $ 211,825         $ 148,607          $ 99,137        $ 84,290         $ 44,697
                                                ==============    ==============     =============  ==============   ==============
                                                            -                 -                 -               -                -
 Nonaccruing loans by loan portfolio sector (B):
 Commercial:
    Energy                                           $ 49,839          $ 12,342             $ 475           $ 529            $ 536
    Manufacturing                                       6,479             6,731             9,274           9,915            8,858
    Wholesale / retail                                  7,806             3,735             3,868           3,792            3,850
    Agriculture                                           755               811             1,848             380              540
    Services                                           26,581            30,080            23,849          25,468            5,987
    Healthcare                                          3,300             3,791             2,079           2,301              963
    Other                                              10,997            12,189               573             596              434
                                                --------------    --------------     -------------  --------------   --------------
       Total commercial                               105,757            69,679            41,966          42,981           21,168
 Commercial real estate:
    Land development and construction                  53,624            45,291            29,439          13,466            7,289
    Retail                                             13,011             7,591             5,258           5,259                -
    Office                                              3,022             3,304             1,985           1,013            1,045
    Multifamily                                           896               896             1,906           3,998            1,238
    Industrial                                            390               396                 -               -                -
     Other commercial real estate                       7,292             2,978             1,811           1,583            1,783
                                                --------------    --------------     -------------  --------------   --------------
       Total commercial real estate                    78,235            60,456            40,399          25,319           11,355
 Residential mortgage:
    Permanent mortgage                                 26,401            17,039            15,135          14,541           10,604
    Home equity                                           674               822               825             731              865
                                                --------------    --------------     -------------  --------------   --------------
       Total residential mortgage                      27,075            17,861            15,960          15,272           11,469
 Consumer                                                 758               611               812             718              705
                                                --------------    --------------     -------------  --------------   --------------
       Total nonaccruing loans                      $ 211,825         $ 148,607          $ 99,137        $ 84,290         $ 44,697
                                                ==============    ==============     =============  ==============   ==============
                                                            -                 -                 -               -                -
 Performing loans 90 days past due                   $ 20,213          $ 10,683          $ 11,266         $ 5,575          $ 3,986

 Gross charge-offs                                   $ 33,926          $ 41,526          $ 11,078         $ 8,930          $ 7,489
 Recoveries                                            13,712             2,535             2,221           1,584            2,620
                                                --------------    --------------     -------------  --------------   --------------
 Net charge-offs                                     $ 20,214          $ 38,991           $ 8,857         $ 7,346          $ 4,869
                                                ==============    ==============     =============  ==============   ==============

 Provision for credit losses                         $ 52,711          $ 59,310          $ 17,571        $ 13,200          $ 7,201

 Reserve for loan losses to period end loans            1.47%             1.23%             1.11%           1.06%            1.04%
 Combined reserves for credit losses to period
     end loans                                          1.65%             1.41%             1.27%           1.24%            1.21%
 Nonperforming assets to period end loans
     and repossessed assets                             1.98%             1.45%             1.02%           0.87%            0.57%
 Net charge-offs (annualized) to average loans          0.64%             1.26%             0.29%           0.25%            0.17%
 Reserve for loan losses to nonaccruing loans          88.05%           103.64%           137.77%         150.29%          272.80%
 Combined reserves for credit losses to nonaccruing
     loans                                             98.69%           118.81%           157.60%         175.03%          316.97%

 (A) includes residential mortgage loans guaranteed  $ 9,604           $ 8,638           $ 8,386         $ 7,550          $ 7,083
        by agencies of the U.S. government.  These
        loans have been modified to extend payment
        terms and/or reduce interest rates to current
        market.
 (B) includes loans subject to First United Bank
        sellers escrow                              $ 13,262          $ 11,973           $ 8,101         $ 8,412          $ 4,677